                                                                    EXHIBIT 10.6

                 COMPUTER AND INFORMATION TECHNOLOGY AGREEMENT
                             MISCELLANEOUS SERVICES
                             ----------------------



          THIS COMPUTER AND INFORMATION TECHNOLOGY AGREEMENT -MISCELLANEOUS SERVICES (the "Agreement") is made and entered into as of the ____ day of August, 1998 (the "Effective Date"), by and between UNION PACIFIC CORPORATION, a Utah corporation ("UPC"), and OVERNITE CORPORATION, a Virginia corporation ("Overnite").

          WHEREAS, Overnite intends to issue and sell or cause to be issued and sold all of its outstanding common stock, through an initial public offering (the closing of which is hereafter referred to as the "Offering"); and

          WHEREAS, immediately following the Offering, Overnite intends to purchase all of the issued and outstanding common stock of Overnite Holding, Inc., a Delaware corporation ("OHI"), from UPC (the "Acquisition"), with the result that Overnite will become a publicly-owned company and OHI will become a wholly-owned, direct subsidiary of Overnite; and

          WHEREAS, Overnite Transportation Company, a Virginia corporation ("OTC"), is a wholly-owned, direct subsidiary of OHI and immediately following the Acquisition will become a wholly-owned, indirect subsidiary of Overnite; and

          WHEREAS, UPC, through its Union Pacific Technologies Division ("UPT") and through its wholly-owned subsidiary, Union Pacific Railroad Company ("UPRR"), has provided and continues to

                                     - 1 -
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provide to its subsidiaries, including OTC, certain miscellaneous services, including the services described herein; and

          WHEREAS, UPC and Overnite desire that UPC continue to provide such miscellaneous services following the Offering pursuant to the terms and conditions of this Agreement;

          NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

     1.   Miscellaneous Services.  UPC, through UPT and UPRR, has provided and
          -----------------------
currently provides certain miscellaneous services to OTC, including the following (collectively the "Miscellaneous Services"):

          A.   Gateway Services.  UPT has provided and currently provides OTC
               -----------------
with certain gateway services, consisting of value added network ("VAN") services that are used in connection with the sending and receiving of standard electronic data interchange ("EDI") documents and non-standard EDI documents, including storing and retrieving data from EDI mailboxes for direct connect customers of Overnite and its subsidiaries, sending and receiving data among other VANs, programming services when needed or when requested by Overnite or its subsidiaries, and support for communications equipment located in St. Louis, Missouri (the

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"Gateway Services").

          B.   AutoFax Services.  UPT has provided and currently provides OTC
               -----------------
with certain AutoFax services, through which UPT facilitates and supports OTC's sending and receiving of customer fax messages, by providing a certain server, located in St. Louis, Missouri, by providing a bank of fax modems located in St. Louis, Missouri, and by providing telephone line service for the transmission of fax messages to their final destinations (the "AutoFax Services").

          C.   Videoconferencing Equipment and Services.  UPT has provided and
               -----------------------------------------
currently provides OTC with certain leased videoconferencing equipment, located at OTC's headquarters in Richmond, Virginia, which videoconferencing equipment can be used with conference rooms in St. Louis, Missouri, Omaha, Nebraska, and Dallas, Texas, along with certain videoconferencing services in connection with the videoconferencing equipment (the "Videoconferencing Equipment and Services").

          D.   Automated Voice Response Services.  UPT has provided and
               ----------------------------------
currently provides OTC with certain automated voice response services, through which UPT facilitates and supports OTC's operating components of V-link (the "AVR Services").

          E.   Lotus Notes Electronic Mail Environments.  UPT has
               -----------------------------------------

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provided and currently provides OTC with Lotus Notes electronic mail environments that OTC uses in its ongoing business operations. UPC agrees to cooperate with OTC to facilitate separation of OTC's Lotus Notes electronic mail environments so that the separation may be completed by December 31, 1998, and Overnite and its subsidiaries can continue their ongoing business operations and electronic mail processes.

     2.   Continued Provision of Miscellaneous Services.  UPC shall provide or
          ----------------------------------------------
cause to be provided the Miscellaneous Services to Overnite and its subsidiaries pursuant to the terms and conditions set forth herein. UPC shall provide Miscellaneous Services of at least the same nature and quality as the similar services that it has provided to OTC during the year prior to the Effective Date of this Agreement, and shall perform the Miscellaneous Services with at least the same degree of care, skill, and prudence that it exercises for its own operations. In addition, UPC shall provide the Gateway Services in conformity with present commercial service levels.

     3.   Term.  UPC shall provide the Miscellaneous Services from the Effective
          -----
Date through December 31, 1999. Notwithstanding the foregoing and with the exception of Videoconferencing Equipment and Services, Overnite shall have the

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option to terminate this Agreement as to one or more of the particular
Miscellaneous Services by providing UPC with sixty (60) days' written notice thereof. Overnite may terminate the Videoconferencing Equipment and Services at any time by providing UPC with written notice. If Overnite elects to terminate Videoconferencing Equipment and Services prior to the end of the current lease between UPC and Overnite for the Videoconferncing Equipment and Services, Overnite agrees to pay remaining outstanding lease payments on the Videoconferencing Equipment. Upon payment of such sums, all title to the Videoconferencing Equipment shall pass to Overnite. UPC agrees to assist Overnite with the transitioning of Miscellaneous Services at rates set forth in
Section 4 of this Agreement. Overnite shall have the option to extend this Agreement and the provision of the Miscellaneous Services hereunder through December 31, 2000 by providing UPC with written notice of such intent on or before June 30, 1999. In the event that Overnite does not exercise its option to extend, then this Agreement shall terminate on December 31, 1999. In the event that Overnite does exercise its option to extend, then this Agreement shall terminate on December 31, 2000.

     4.   Fees.  Rates for 1998 for the Miscellaneous Services shall be at
          -----
current rates.  Rates thereafter shall be set

                                     - 5 -
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pursuant to the agreement of the parties.

     5.   Billing and Payment.  Each month during the term of this Agreement and
          --------------------
in the first month after termination of this Agreement (or any extension thereof), UPC shall submit to Overnite an invoice containing the estimated charges for the Miscellaneous Services for the then current month and containing a detailed statement, for the prior month, of all of the charges for Miscellaneous Services. Overnite shall remit payment in full for the estimated charges, reflecting any adjustments for prior months' charges, by wire transfer of immediately available funds to an account designated by UPC, on or prior to the later of: (a) five (5) business days after receipt of such invoices, or (b) the end of the then current month. Overnite shall notify UPC of any dispute as to an invoiced amount and the basis therefor. In the event of a dispute as to the invoiced amount, Overnite shall pay all undisputed amounts but shall be entitled to withhold amounts in dispute. In the event of such a dispute, the parties agree to provide each other with records and information relating to such dispute and, without limiting their rights and remedies, to negotiate in good faith to attempt to resolve such dispute.

          Any late payment shall be subject to any costs of collection (including reasonable legal fees) and shall bear

                                     - 6 -
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interest at the rate of one percent (1%) per month or a fraction thereof until paid. UPC shall not commence suit on collection of late payment prior to providing seven (7) days notice of its intent to commence suit to Overnite.

     6.   Multi-Century Compliance.  UPC represents that it is taking all
          ------------------------
reasonable steps in an effort to make each item of hardware, software and firmware created, modified, upgraded, revised, developed, or delivered hereunder, or equipment and products containing such hardware, software or firmware, accurately process date data (including without limitation calculating, comparing and sequencing), within, from, into and between centuries (including without limitation the twentieth and twenty-first centuries), including leap year calculations. UPC does not, by this Section, warrant that each item of hardware, software and firmware created, modified, upgraded, revised, developed, or delivered hereunder, or equipment and products containing such hardware, software or firmware are Year 2000 compliant.

     7.   Confidentiality.  For purposes hereof, "Confidential Information"
          ----------------
means any information, in any form or medium, which relates to any component of a party's business and which is not a matter of public record or generally known to the public,

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

including, without limitation, information relating to inventions; patent, trademark, and copyright applications; improvements; know-how; specifications; drawings; cost and pricing data; process flow diagrams; customer and supplier lists; bills; ideas; concepts; financial information; plans, practices, and procedures; agreements, documents, or instruments involving the party; and any information or materials deemed or designated as confidential or proprietary by the party. Each party agrees that during and after the term of this Agreement (or any extension thereof), unless specifically authorized by the other party in a prior writing, it shall not, directly or indirectly, disclose the other party's Confidential Information to any person or entity, or use the other party's Confidential Information for its benefit. In the event that a party is requested or required to disclose the other party's Confidential Information in connection with any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process, that party will promptly notify the other party of the request or requirement so that the other party may seek an appropriate protective order. If, in the absence of a protective order, a party, on the advice of counsel, is compelled by any tribunal to disclose the other party's Confidential Information, that party shall use its best efforts to obtain an order or other assurance that confidential treatment will be accorded to such Confidential Information required to be disclosed. Promptly upon request, or upon termination of this Agreement for any reason, each party shall return to the other party or destroy, as requested by the other party, any materials in its possession or control that contain, embody, or reflect the other party's Confidential Information.

     8.   Assignment.  Neither party shall assign or transfer any of its rights
          -----------
or obligations under this Agreement except with the prior written consent of the other party, which consent may be withheld by such other party in its sole discretion. This Agreement shall be binding upon and shall inure to the benefit of the parties and their successors and permitted assigns. Notwithstanding any other provision in this Agreement, UPC shall not be prohibited from selling or divesting itself of UPT in any manner prior to the expiration of this Agreement, provided that, in such event, this Agreement, and all rights and obligations hereunder be assigned to and assumed by UPT and its affiliates.

     9.  Liability and Indemnification. Except as provided specifically in the
         -----------------------------
Agreement, UPC shall have no liability under this Agreement for damage or loss of any type suffered by Overnite or its subsidiaries or any third party as a result of the performance or non-performance of the services provided under this Agreement. Each party shall indemnify, defend and hold the other party harmless from and against all damages, losses and out-of-pocket expenses (including fees and disbursements of counsel) caused by or arising out of any willful breach or gross negligence by such indemnifying party in the performance or non-performance of any obligation or agreement contained herein or by the willful misconduct of such indemnifying party. In the event of a claim against UPC by a third party, Overnite shall indemnify, defend and hold UPC harmless from and against all damages, losses and out-of-pocket expenses (including fees and disbursements of counsel) caused by or arising out the performance or non-performance of any obligation or agreement contained herein except where caused by the willful breach, negligence, or willful misconduct of UPC. Notwithstanding any other provision of this Agreement, UPC shall have no liability for the acts or omissions of any third party (other than a subsidiary of UPC) that provides services under this Agreement so long as UPC has not been grossly negligent in the selection of such third party. In the event Overnite believes UPC is not performing its obligations under this Agreement in accordance with the standards agreed upon by the parties, Overnite shall so notify UPC. UPC agrees to cooperate with Overnite to address such performance issues and to bring UPC's performance into conformance with such standards.

     10.  Licenses and Permits.  Overnite, at Overnite's sole expense, shall be
          --------------------
responsible for obtaining all necessary software licenses and/or permits required for the performance of Miscellaneous Services as a result of the Offering and Acquisition and OTC's and Overnite's corporate status. Failure by Overnite to obtain any necessary licenses and/or permits will not give rise to a cause of action under this Agreement against UPC (including contract, tort or warranty). UPC will cooperate in good faith to assist Overnite with securing all necessary licenses and/or permits.

     11.  Miscellaneous.
          --------------
          A.   Notices.  All notices and other communications hereunder shall be
               --------
               in writing and shall be delivered in person, mailed, delivered by courier service, or sent by facsimile to the following:

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

               (i)  If to UPC:
                    ---------

                    Union Pacific Technologies
                    7930 Clayton Road
                    St. Louis, Missouri 63117-1368
                    Fax No.(314) 768-5886
                    ATTN:  President and CEO

                    With a copy to:
                    --------------

                    Union Pacific Corporation
                    1717 Main Street, Suite 5900
                    Dallas, Texas  75201
                    Fax No.:  (214) 743-5794
                    ATTN:  Vice President and Controller

                    Union Pacific Railroad Company
                    1416 Dodge Street
                    Omaha, Nebraska  68179-0001
                    Fax No.: (402) 271-6444
                    ATTN: Senior Vice President,
                    Information Technologies

               (ii) If to Overnite:
                    --------------

                    Overnite Corporation
                    1000 Semmes Avenue
                    Richmond, Virginia  23224-2246
                    Fax No.:  (804) 231-8501
                    ATTN:  Senior Vice President and Chief
                           Financial Officer

or to such other addresses as either party may designate in writing. All notices or communications given by personal delivery, mail, or courier service shall be effective upon receipt if received during the recipient's normal business hours. Notice given by facsimile shall be effective upon receipt if received during the recipient's normal business hours, or at the

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

beginning of the recipient's next business day if not received during the recipient's normal business hours.

          B.   Governing Law.  This Agreement shall be governed by and construed
               --------------
in accordance with the laws of the State of

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Missouri, without giving effect to the principles of conflicts of laws thereof.

          C.   Counterparts.  This Agreement may be executed in any number of
               -------------
counterparts, each of which when so executed shall be deemed an original but all of which shall together constitute but one and the same instrument.

          D.   Headings.  The headings and captions set forth in this Agreement
               ---------
are for convenience of reference only and shall not affect the construction or interpretation hereof.

          E.   Severability.  The provisions of this Agreement are severable.
               -------------
Should any provision of this Agreement be void, voidable, or unenforceable, this shall not affect or invalidate any other provisions of this Agreement, which shall continue to govern the relative rights and obligations of the parties as though such void, voidable, or unenforceable provision were not a part hereof.

          F.   Entire Agreement; Modification; Waiver.  This Agreement
               ---------------------------------------
constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, with respect thereto. This Agreement may not be modified or amended except by a subsequent written instrument duly executed by both parties. No failure or delay by any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof. Nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power, or privilege.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date first written above.

                    UNION PACIFIC CORPORATION
                    By:________________________________________
                    Print Name:________________________________
                    Title:_____________________________________

                    OVERNITE CORPORATION
                    By:________________________________________
                    Print Name:________________________________
                    Title:_____________________________________

                 COMPUTER AND INFORMATION TECHNOLOGY AGREEMENT
                           DEVELOPMENT STAFF SERVICES
                           --------------------------


          THIS COMPUTER AND INFORMATION TECHNOLOGY AGREEMENT -DEVELOPMENT STAFF SERVICES (the "Agreement") is made and entered into as of the ____ day of August, 1998 (the "Effective Date"), by and between UNION PACIFIC CORPORATION, a Utah corporation ("UPC"), and OVERNITE CORPORATION, a Virginia corporation ("Overnite").

          WHEREAS, Overnite intends to issue and sell or cause to be issued and sold all of its outstanding common stock, through an initial public offering (the closing of which is hereafter referred to as the "Offering"); and

          WHEREAS, immediately following the Offering, Overnite intends to purchase all of the issued and outstanding common stock of Overnite Holding, Inc., a Delaware corporation ("OHI"), from UPC (the "Acquisition"), with the result that Overnite will become a publicly-owned company and OHI will become a wholly-owned, direct subsidiary of Overnite; and

          WHEREAS, Overnite Transportation Company, a Virginia corporation ("OTC"), is a wholly-owned, direct subsidiary of OHI and immediately following the Acquisition will become a wholly-owned, indirect subsidiary of Overnite; and

          WHEREAS, UPC, through its Union Pacific Technologies Division ("UPT") and through its wholly-owned subsidiary, Union

Pacific Railroad Company ("UPRR") has provided and continues to provide to its subsidiaries, including OTC, certain computer and information technology services, including the services described herein; and

          WHEREAS, UPC and Overnite desire that UPC continue to provide such computer and information technology services following the Offering and Acquisition pursuant to the terms and conditions of this Agreement;

          NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

     1.   Development Staff Services.  UPC, through UPT and UPRR, has provided
          ---------------------------
and currently provides certain employees and contractors who work under the direction of OTC and provide the following computer and information technology services: support of key development projects, on-going maintenance support for mainframe and distributed applications, Year 2000 compliance, and other ad hoc projects and services as requested by Overnite and its subsidiaries (the "Development Staff Services"). UPC shall continue to provide the Development Staff Services pursuant to the terms and conditions set forth herein. UPC will provide Development Staff Services of at least the same nature and quality as the similar services that it has provided to OTC during the year prior to the Effective Date of this Agreement, and shall perform the Development Staff Services with at least the same degree of care, skill, and prudence that it exercises for its own operations.

     2.   Development Staff Personnel.  UPC shall provide the Development Staff
          ----------------------------
Services using the full-time and part-time Development Staff Personnel identified and agreed to by UPC and Overnite, as long as the identified Development Staff Personnel are employees or contractors in good standing with UPC and the employees or contractors elect to remain at their current positions assigned to OTC or Overnite. UPC will encourage Development Staff Personnel to remain at such present positions and will work with Overnite to establish incentive programs to retain the employees, provided, however, that no Development Staff Personnel shall be prohibited from accepting any position posted on UPC's, UPRR's or UPT's Job Bulletin Board. Notwithstanding the foregoing, Overnite shall have discretion to reduce the number of Development Staff Personnel as set forth in Section 5.

     3.   Supervision/Reporting.  Development Staff Personnel shall report to
          ----------------------
and work under the supervision of Overnite, which shall have discretion to direct and manage all aspects of the Development Staff Personnel's work, including but not limited to requiring technical training for Development Staff Personnel. Expense for technical training of the Development Staff Personnel required by Overnite shall be borne by Overnite. Development Staff Personnel shall devote all of their work efforts to the Development Staff Services, and shall not participate in work or projects other than the Development Staff Services, except with the prior written consent of Overnite.

     4.   Replacement of Development Staff Personnel.  In the event that
          -------------------------------------------
Development Staff Personnel terminate or indicate an intention to terminate their employee or contractor status as Development Staff Personnel during the term of this Agreement (or any extension thereof), UPC shall promptly notify Overnite in writing. After receipt of such written notice, Overnite will advise UPC as to whether or not Overnite will request UPC to provide replacement Development Staff Personnel. In the event that Overnite requests UPC to provide replacement Development Staff Personnel, UPC shall identify qualified candidates to Overnite, and shall provide Overnite with an opportunity to review and interview, and approve or disapprove, such candidates.

     5.   Reduction of Development Staff Personnel.  At any time during the term
          -----------------------------------------
of this Agreement (or any extension thereof), Overnite shall have discretion to reduce the number of Development Staff Personnel by providing UPC with sixty
(60)
days' written notice or, in the event of a contractor, notice consistent with UPC's contract with contractor, of the numbers and/or identities of Development Staff Personnel to be removed from provision of the Development Staff Services. Overnite's election to reduce the number of Development Staff Personnel shall result in a permanent reduction in the number of Development Staff Personnel to be provided by UPC under this Agreement. Requests by Overnite for additional personnel for Development Staff Services shall be made pursuant to the Miscellaneous Services Agreement between UPC and Overnite.

     6.   Overnite's Right to Offer Employment.  During and after the term of
          -------------------------------------
this Agreement (or any extension thereof), Overnite shall have the right and ability to offer employment and/or independent contractor positions to Development Staff Personnel of its choosing.

     7.   Initial Term; Optional Extension.  UPC shall provide the Development
          ---------------------------------
Staff Services from the Effective Date through December 31, 1999. Overnite shall have the option to extend this Agreement and the provision of the Development Staff Services hereunder through December 31, 2000 by providing UPC with written notice of such intent on or before June 30, 1999. In the event that Overnite does not exercise its option to extend, then this Agreement shall terminate on December 31, 1999. In the event that Overnite does exercise its option to extend, then this Agreement shall terminate on December 31, 2000.

     8.   Compensation.  Overnite shall compensate UPC for provision of the
          -------------
Development Staff Services as follows:

          A.   Salaries and Fees of Development Staff Personnel. Overnite shall
               -------------------------------------------------
reimburse UPC for Development Staff Personnel, subject to the following conditions: Overnite's reimbursement to UPC shall be for actual salaries, fees, overhead and benefits, in the same manner as presently billed by UPC to Overnite for these services. Through the term of this Agreement (and any extension thereof), salaries, fees, overhead and benefits of Development Staff Personnel shall reflect UPC's actual costs for providing Development Staff Services to Overnite.

          B.   Merit Increases.  Prior to the award of any merit increases,
               ----------------
Overnite and UPC shall cooperate in good faith to determine which Development Staff Personnel shall receive such merit increases.

          C.   Travel and Other Travel-Related Business Expenses. Overnite shall
               --------------------------------------------------
reimburse UPC for the actual, necessary, and reasonable travel and other travel-related business expenses incurred by Development Staff Personnel in performing the Development Staff Services, provided that UPC provides Overnite with a statement reflecting such expenses in the same manner as presently provided to Overnite under current billing practices. Overnite shall notify UPC of any dispute as to an invoiced travel expense or other travel-related business expense and the basis therefor. In the event of a dispute, the parties agree to provide each other with records and information relating to such dispute and, without limiting their rights and remedies, to negotiate in good faith to attempt to resolve such dispute.

          D.   Rates for Ad Hoc Technical Services.  To the extent that Overnite
               ------------------------------------
requests UPC to provide and UPC has resources to provide ad hoc technical services, including AVR, systems programming and Lotus Notes support services, Overnite shall reimburse UPC for the actual salaries, fees, overhead and benefits for such ad hoc technical services, in the same manner as presently billed by UPC to Overnite for these services. Through the term of this Agreement (and any extension thereof), salaries, fees, overhead and benefits related to providing ad hoc technical services shall reflect UPC's actual costs for providing such ad hoc technical services to Overnite.

     9.   Billing and Payment.  Each month during the term of this Agreement and
          --------------------
in the first month after termination of this Agreement (or any extension thereof), UPC shall submit to Overnite an invoice containing the estimated charges for the Development Staff Services for the then current month and containing a detailed statement, for the prior month, of all of the charges for Development Staff Services as set forth in Section 8. Overnite shall remit payment in full for the estimated charges, reflecting any adjustments for prior months' charges, by wire transfer of immediately available funds to an account designated by UPC, on or prior to the later of: (a) five (5) business days after receipt of such invoices, or (b) the end of the then current month. Overnite shall notify UPC of any dispute as to an invoiced amount and the basis therefor. In the event of a dispute as to the invoiced amount, Overnite shall pay all undisputed amounts but shall be entitled to withhold amounts in dispute. In the event of such a dispute, the parties agree to provide each other with records and information relating to such dispute and, without limiting their rights and remedies, to negotiate in good faith to attempt to resolve such dispute.

          Any late payment shall be subject to any costs of collection (including reasonable legal fees) and shall bear interest at the rate of one percent (1%) per month or a fraction thereof until paid. UPC shall not commence suit on collection of late payment prior to providing seven (7) days notice of its intent to commence suit to Overnite.

     10.  The EDGE Technology and the Work Product.   Any products, solutions,
          -----------------------------------------
inventions, improvements, concepts, ideas, or work product made, conceived, or developed by Development Staff Personnel in connection with the Development Staff Services during the term of this Agreement, including any proprietary rights therein (the "Work Product"), are and shall be the sole and exclusive property of Overnite. In addition, UPC agrees that Overnite shall own the existing products set forth in the Technical Specification Schedule A (the "EDGE Technology"). UPC agrees to and hereby does assign to Overnite all right, title, and interest in and to the Work Product and the EDGE Technology, including but not limited to all copyrights, patents, trademarks, goodwill, trade secrets, and other proprietary rights therein. If necessary, UPC shall assist Overnite in securing, documenting, memorializing, recording, registering, perfecting, and protecting its rights in the Work Product the EDGE Technology, including but not limited to executing documents, assisting with applications for patents, copyright registrations, and trademark registrations, and assisting in enforcement activities. Notwithstanding the foregoing, UPC is granted a non-exclusive license for the unlimited use of the Work Product or the EDGE Technology for commercial and internal business operations, including use by a third party, upon the earlier of either the expiration of the original term of this Agreement or December 31, 1999. In the event UPC uses the Work Product or EDGE Technology for commercial operations, UPC shall not identify the Work Product or the EDGE Technology using EDGE marks, or any other marks used by Overnite, or any confusingly similar name or mark. Overnite shall not assert any claim or action against UPC arising because of UPC's use of the Work Product or the EDGE Technology under a name other than the EDGE Technology or any other name used by Overnite to identify the Work Product and the EDGE Technology, as set forth in this section.

     11.  Confidentiality.  For purposes hereof, "Confidential Information"
          ----------------
means any information, in any form or medium, which relates to any component of a party's business and which is not a matter of public record or generally known to the public, including, without limitation, information relating to inventions; patent, trademark, and copyright applications; improvements; know-how; specifications; drawings; cost and pricing data; process flow diagrams; customer and supplier lists; bills; ideas; concepts; financial information; plans, practices, and procedures; agreements, documents, or instruments involving the party; and any information or materials deemed or designated as confidential or proprietary by the party. Each party agrees that during and after the term of this Agreement (or any extension thereof), unless specifically authorized by the other party in a prior writing, it shall not, directly or indirectly, disclose the other party's Confidential Information to any person or entity, or use the other party's Confidential Information for its benefit. In the event that a party is requested or required to disclose the other party's Confidential Information in connection with any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process, that party will promptly notify the other party of the request or requirement so that the other party may seek an appropriate protective order. If, in the absence of a protective order, a party, on the advice of counsel, is compelled by any tribunal, to disclose the other party's Confidential Information, that party shall use its best efforts to obtain an order or other assurance that confidential treatment will be accorded to such Confidential Information required to be disclosed. Promptly upon request, or upon termination of this Agreement for any reason, each party shall return to the other party or destroy, as requested by the other party, any materials in its possession or control that contain, embody, or reflect the other party's Confidential Information.

     12.  Liability and Indemnification.  Except as provided specifically in the
          -----------------------------
Agreement, UPC shall have no liability under this Agreement for damage or loss of any type suffered by Overnite or its subsidiaries or any third party as a result of the performance or non-performance of the services provided under this Agreement. Each party shall indemnify, defend and hold the other party harmless from and against all damages, losses and out-of-pocket expenses (including fees and disbursements of counsel) caused by or arising out of any willful breach or gross negligence by such indemnifying party in the performance or non-performance of any obligation or agreement contained herein or by the willful misconduct of such indemnifying party. In the event of a claim against UPC by a third party, Overnite shall indemnify, defend and hold UPC harmless from and against all damages, losses and out-of-pocket expenses (including fees and disbursements of counsel) caused by or arising out the performance or non-performance of any obligation or agreement contained herein except where caused by the willful breach, negligence, or willful misconduct of UPC. Notwithstanding any other provision of this Agreement, UPC shall have no liability for the acts or omissions of any third party (other than a subsidiary of UPC) that provides services under this Agreement so long as UPC has not been grossly negligent in the selection of such third party. In the event Overnite believes UPC is not performing its obligations under this Agreement in accordance with the standards agreed upon by the parties, Overnite shall so notify UPC. UPC agrees to cooperate with Overnite to address performance issues and to bring UPC's performance into conformance with such standards.

     14.  Assignment.  Neither party shall assign or transfer any of its rights
          -----------
or obligations under this Agreement except with the prior written consent of the other party, which consent may be withheld by such other party in its sole discretion. This Agreement shall be binding upon and shall inure to the benefit of the parties and their successors and permitted assigns. Notwithstanding any other provision in this Agreement, UPC shall not be prohibited from selling or divesting itself of UPT prior to the expiration of this Agreement, provided that, in such event, this Agreement, and all rights and obligations hereunder be assigned to and assumed by UPT and its affiliates.

     15.  Licenses and Permits.  To the extent applicable, Overnite, at
          --------------------
Overnite's sole expense, shall be responsible for obtaining all necessary software licenses and/or permits required for the performance of Development Staff Services as a result of the Offering and Acquisition and OTC's and Overnite's corporate status. UPC shall notify Overnite in the event that any third party vendors request additional licenses or fees associated with UPC providing Development Staff Services to Overnite. Failure by Overnite to obtain any necessary licenses and/or permits will not give rise to a cause of action under this Agreement against UPC (including contract, tort or warranty). UPC will cooperate in good faith to assist Overnite with securing all necessary licenses and/or permits.

     16.  Miscellaneous.
          --------------

          A.   Notices.  All notices and other communications hereunder shall be
               --------
in writing and shall be delivered in person, mailed, delivered by courier service, or sent by facsimile to the following:

               (i)  If to UPC:
                    ---------

                    Union Pacific Technologies
                    7930 Clayton Road
                    St. Louis, Missouri 63117-1368
                    Fax No. (314) 768-5886
                    ATTN:  Executive Vice President

                    With a copy to:
                    --------------

                    Union Pacific Corporation
                    1717 Main Street, Suite 5900
                    Dallas, Texas  75201
                    Fax No.:  (214) 743-5794
                    ATTN:  Vice President and Controller

               (ii) If to Overnite:
                    --------------

                    Overnite Corporation
                    1000 Semmes Avenue
                    Richmond, Virginia  23224-2246
                    Fax No.:  (804) 231-8501
                    ATTN:  Senior Vice President and Chief
                           Financial Officer

or to such other addresses as either party may designate in writing. All notices or communications given by personal delivery, mail, or courier service shall be effective upon receipt if received during the recipient's normal business hours. Notice given by facsimile shall be effective upon receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day if not received during the recipient's normal business hours.

          B.   Governing Law.  This Agreement shall be governed by and construed
               --------------
in accordance with the laws of the State of Missouri, without giving effect to the principles of conflicts of laws thereof.

          C.   Counterparts.  This Agreement may be executed in any number of
               -------------
counterparts, each of which when so executed shall be deemed an original but all of which shall together constitute but one and the same instrument.

          D.   Headings.  The headings and captions set forth in this Agreement
               ---------
are for convenience of reference only and shall not affect the construction or interpretation hereof.

          E.   Severability.  The provisions of this Agreement are severable.
               -------------
Should any provision of this Agreement be void, voidable, or unenforceable, this shall not affect or invalidate any other provisions of this Agreement, which shall continue to govern the relative rights and obligations of the parties as though such void, voidable, or unenforceable provision were not a part hereof.

          F.   Entire Agreement; Modification; Waiver.  This Agreement
               ---------------------------------------
constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, with respect thereto. This Agreement may not be modified or amended except by a subsequent written instrument duly executed by both parties. No failure or delay by any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof. Nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power, or privilege.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date first written above.

                    UNION PACIFIC CORPORATION

                    By:_______________________________
                    Print Name:________________________________
                    Title:_____________________________________

                    OVERNITE CORPORATION
                    By:________________________________________
                    Print Name:________________________________
                    Title:_____________________________________

                 COMPUTER AND INFORMATION TECHNOLOGY AGREEMENT
                           RESOURCE SHARING SERVICES
                           -------------------------


          THIS COMPUTER AND INFORMATION TECHNOLOGY AGREEMENT -RESOURCE SHARING SERVICES (the "Agreement") is made and entered into as of the ____ day of August, 1998 (the "Effective Date"), by and between UNION PACIFIC CORPORATION, a Utah corporation ("UPC"), and OVERNITE CORPORATION, a Virginia corporation ("Overnite").

          WHEREAS, Overnite intends to issue and sell or cause to be issued and sold all of its outstanding common stock, through an initial public offering (the closing of which is hereafter referred to as the "Offering"); and

          WHEREAS, immediately following the Offering, Overnite intends to purchase all of the issued and outstanding common stock of Overnite Holding, Inc., a Delaware corporation ("OHI"), from UPC (the "Acquisition"), with the result that Overnite will become a publicly-owned company and OHI will become a wholly-owned, direct subsidiary of Overnite; and

          WHEREAS, Overnite Transportation Company, a Virginia corporation ("OTC"), is a wholly-owned, direct subsidiary of OHI and immediately following the Acquisition will become a wholly-owned, indirect subsidiary of Overnite; and

          WHEREAS, UPC, itself and through its Union Pacific Technologies Division ("UPT") and through its wholly-owned subsidiary, Union Pacific Railroad Company ("UPRR"), has provided and continues to provide to its subsidiaries, including OTC, certain resource sharing services, including the services described herein; and

          WHEREAS, UPC and Overnite desire that UPC continue to provide such resource sharing services following the Offering and Acquisition pursuant to the terms and conditions of this Agreement;

          NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

     1.   Resource Sharing Services.  UPC, through UPT and UPRR, has provided
          --------------------------
and currently provides to OTC certain resource sharing services in connection with a certain research and development project (the "Research and Development Project"), and in connection with certain human resources systems applications and accounting systems applications currently in St. Louis, Missouri,(the "Human Resources Systems Applications" and "Accounting Systems Applications"), including but not limited to on-line support, telephone support, and troubleshooting (collectively the "Resource Sharing Services").

     2.   Continued Provision of Resource Sharing Services.  UPC shall provide
          -------------------------------------------------
or cause to be provided the Resource Sharing

Services to Overnite and its subsidiaries pursuant to the terms and conditions set forth herein. UPC shall provide Resource Sharing Services of at least the same nature and quality as the similar services that it has provided to OTC during the year prior to the Effective Date of this Agreement, and shall provide and perform the Resource Sharing Services with at least the same degree of care, skill, and prudence that it exercises for its own operations.

     3.   Human Resources Systems Applications and Accounting Systems
          -----------------------------------------------------------
Applications:  Services; Transfer; Transition Services. UPC shall provide the
-------------------------------------------------------
Resource Sharing Services in connection with the Human Resources Systems Applications and Accounting Systems Applications from the Effective Date through December 31, 1998. Included in such services, UPC shall provide sufficient professional staff, knowledgeable and experienced in the Human Resources Systems Applications and Accounting Systems Applications, to provide online support and telephone support to Overnite for at least the hours of 9:00 a.m. to 5:00 p.m. Eastern Standard (or Daylight Savings) Time, and to promptly provide additional support if necessary or if requested by Overnite, through December 31, 1998. As part of the Resource Sharing Services, UPC shall take all reasonable steps to facilitate, no later than December 31, 1998, that the Human Resources Systems

Applications and Accounting Systems Applications are fully Year 2000 compliant, in accordance with Section 7. In connection with the transfer of the Human Resources Systems Applications and Accounting Systems Applications, UPC shall continue to provide the Resource Sharing Services (the "Transition Services") to Overnite as requested by Overnite, through December 31, 1998. On or before September 1, 1998, UPC and Overnite or its subsidiaries shall discuss in good faith whether UPC will continue to provide Transition Services to Overnite after December 31, 1998, and the terms and conditions of such services. In the event the Transition Services are not continued after December 31, 1998, UPC shall cooperate with Overnite to facilitate the assignment and transfer of Human Resources Systems Applications and Accounting Systems Applications, together with the licenses therefor and any source code, documentation, and other materials related thereto, to Overnite. Overnite is granted a non-exclusive license to use any products, solutions, inventions, improvements, concepts, ideas, or work product made, conceived, or developed by UPC in connection with the Resource Sharing Services strictly as a part of, and in conjunction with, Overnite's internal business operations and for no other purpose, including use by a third party.

     4.   Research and Development Project.  UPC has funded and
          ---------------------------------
continues to fund a Research and Development Project, in which Overnite or its subsidiaries are participating, relating to line haul optimization. UPC shall continue to fund, participate in, and allow Overnite or its subsidiaries to participate in the Research and Development Project through the duration of the budgeted amount for the Research and Development Project, to be agreed upon between Overnite and UPC. Overnite, and its subsidiaries, are granted a non-exclusive license to use any products, solutions, inventions, improvements, concepts, ideas, or work product made, conceived, or developed by UPC in connection with the Resource Sharing Services, to the extent that UPC is able and has the right to grant a non-exclusive license, strictly as a part of, and in conjunction with, Overnite's and its subsidiaries internal business operations and for no other purpose, including use by a third party.

     5.   Licenses and Permits. To the extent applicable, Overnite, at
          ---------------------
Overnite's sole expense, shall be responsible for obtaining all necessary software licenses and/or permits required for performance of Resource Sharing Services as a result of the Offering and Acquisition and OTC's and Overnite's corporate status. UPC shall notify Overnite in the event that any third party vendors request additional licenses or fees associated with UPC providing Resource Sharing Services to Overnite. Failure by

Overnite to obtain any necessary licenses and/or permits will not give rise to a cause of action under this Agreement against UPC (including contract, tort or warranty). UPC will cooperate in good faith to assist Overnite with securing all necessary licenses and/or permits.

     6.   Fees.  UPC shall charge no fees related to the Resource Sharing
          -----
Services through December 31, 1998. Fees for any services provided hereunder subsequent to December 31, 1998 will be subject to negotiation between the parties. On or before September 1, 1998, UPC and Overnite or its subsidiaries will discuss in good faith whether to continue all or part of any of the services described in this Agreement.

     7.   Multi-Century Compliance.  UPC represents that it is taking all
          ------------------------
reasonable steps through December 31, 1998, in an effort to make each item of hardware, software and firmware created, modified, upgraded, revised, developed, or delivered hereunder, or equipment and products containing such hardware, software or firmware, accurately process date data (including without limitation calculating, comparing and sequencing), within, from, into and between centuries (including without limitation the twentieth and twenty-first centuries), including leap year calculations. UPC does not, by this Section, warrant that any item of hardware, software or firmware created, modified, upgraded, revised, developed, or delivered hereunder, or equipment and products containing such hardware, software or firmware are Year 2000 compliant.

     8.   Confidentiality.  For purposes hereof, "Confidential Information"
          ----------------
means any information, in any form or medium, which relates to any component of a party's business and which is not a matter of public record or generally known to the public, including, without limitation, information relating to inventions; patent, trademark, and copyright applications; improvements; know-how; specifications; drawings; cost and pricing data; process flow diagrams; customer and supplier lists; bills; ideas; concepts; financial information; plans, practices, and procedures; agreements, documents, or instruments involving the party; and any information or materials deemed or designated as confidential or proprietary by the party. Each party agrees that during and after the term of this Agreement, unless specifically authorized by the other party in a prior writing, it shall not, directly or indirectly, disclose the other party's Confidential Information to any person or entity, or use the other party's Confidential Information for its benefit. In the event that a party is requested or required to disclose the other party's Confidential Information in connection with any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process, that party will promptly notify the other party of the request or requirement so that the other party may seek an appropriate protective order. If, in the absence of a protective order, a party, on the advice of counsel, is compelled by any tribunal to disclose the other party's Confidential Information, that party shall use its best efforts to obtain an order or other assurance that confidential treatment will be accorded to such Confidential Information required to be disclosed. Promptly upon request, or upon termination of this Agreement for any reason, each party shall return to the other party or destroy, as requested by the other party, any materials in its possession or control that contain, embody, or reflect the other party's Confidential Information.

     9.   Assignment.  Neither party shall assign or transfer any of its rights
          -----------
or obligations under this Agreement except with the prior written consent of the other party, which consent may be withheld by such other party in its sole discretion. This Agreement shall be binding upon and shall inure to the benefit of the parties and their successors and permitted assigns. Notwithstanding any other provision in this Agreement, UPC shall not be prohibited from selling or divesting itself of UPT in any manner prior to the expiration of the Agreement, provided that, in such event, this Agreement, and all rights and obligations hereunder, be assigned to and assumed by UPT and its affiliates.

     10.  Liability and Indemnification.  Except as provided specifically in the
          -----------------------------
Agreement, UPC shall have no liability under this Agreement for damage or loss of any type suffered by Overnite or its subsidiaries or any third party as a result of the performance or non-performance of the services provided under this Agreement. Each party shall indemnify, defend and hold the other party harmless from and against all damages, losses and out-of-pocket expenses (including fees and disbursements of counsel) caused by or arising out of any willful breach or gross negligence by such indemnifying party in the performance or non-performance of any obligation or agreement contained herein or by the willful misconduct of such indemnifying party. In the event of a claim against UPC by a third party, Overnite shall indemnify, defend and hold UPC harmless from and against all damages, losses and out-of-pocket expenses (including fees and disbursements of counsel) caused by or arising out the performance or non-performance of any obligation or agreement contained herein except where caused by the willful breach, negligence, or willful misconduct of UPC.
Notwithstanding any other provision of this Agreement, UPC shall have no liability for the acts or omissions of any third party (other than a subsidiary of UPC) that provides services under this Agreement so long as UPC has not been grossly negligent in the selection of such third party. In the event Overnite believes UPC is not performing its obligations under this Agreement in accordance with the standards agreed upon by the parties, Overnite shall so notify UPC. UPC agrees to cooperate with Overnite to address such performance issues and to bring UPC's performance into conformance with such standards.

     11.  Miscellaneous.
          --------------
          A.   Notices.  All notices and other communications hereunder shall be
               --------
in writing and shall be delivered in person, mailed, delivered by courier service, or sent by facsimile to the following:

               (I)  If to UPC:
                    ---------

                    Union Pacific Technologies
                    7930 Clayton Road
                    St. Louis, Missouri 63117-1368
                    Fax No. (314) 768-5886
                    ATTN:  Executive Vice President

                    With a copy to:
                    --------------

                    Union Pacific Corporation
                    1717 Main Street, Suite 5900
                    Dallas, Texas  75201
                    Fax No.:  (214) 743-5794
                    ATTN:  Vice President and Controller

               (ii) If to Overnite:
                    --------------

                    Overnite Corporation
                    1000 Semmes Avenue
                    Richmond, Virginia  23224-2246
                    Fax No.:  (804) 231-8501
                    ATTN:  Senior Vice President and Chief
                           Financial Officer

or to such other addresses as either party may designate in writing. All notices or communications given by personal delivery, mail, or courier service shall be effective upon receipt if received during the recipient's normal business hours. Notice given by facsimile shall be effective upon receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day if not received during the recipient's normal business hours.

          B.   Governing Law.  This Agreement shall be governed by and construed
               --------------
in accordance with the laws of the State of Missouri, without giving effect to the principles of conflicts of laws thereof.

          C.   Counterparts.  This Agreement may be executed in any number of
               -------------
counterparts, each of which when so executed shall be deemed an original but all of which shall together constitute but one and the same instrument.

          D.   Headings.  The headings and captions set forth in this Agreement
               ---------
are for convenience of reference only and shall not affect the construction or interpretation hereof.

          E.   Severability.  The provisions of this Agreement are severable.
               -------------
Should any provision of this Agreement be void, voidable, or unenforceable, this shall not affect or invalidate any other provisions of this Agreement, which shall continue to govern the relative rights and obligations of the parties as though such void, voidable, or unenforceable provision were not a part hereof.

          F.   Entire Agreement; Modification; Waiver.  This Agreement
               ---------------------------------------
constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, with respect thereto. This Agreement may not be modified or amended except by a subsequent written instrument duly executed by both parties. No failure or delay by any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof. Nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power, or privilege.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date first written above.

                    UNION PACIFIC CORPORATION
                    By:________________________________________
                    Print Name:________________________________
                    Title:_____________________________________

                    OVERNITE CORPORATION
                    By:________________________________________
                    Print Name:________________________________
                    Title:_____________________________________

                 COMPUTER AND INFORMATION TECHNOLOGY AGREEMENT
                              DATA CENTER SERVICES
                              --------------------


          THIS COMPUTER AND INFORMATION TECHNOLOGY AGREEMENT -DATA CENTER SERVICES (the "Agreement") is made and entered into as of the ____ day of August, 1998 (the "Effective Date"), by and between UNION PACIFIC CORPORATION, a Utah corporation ("UPC"), and OVERNITE CORPORATION, a Virginia corporation ("Overnite").

          WHEREAS, Overnite intends to issue and sell or cause to be issued and sold all of its outstanding common stock, through an initial public offering (the closing of which is hereafter referred to as the "Offering"); and

          WHEREAS, immediately following the Offering, Overnite intends to purchase all of the issued and outstanding common stock of Overnite Holding, Inc., a Delaware corporation ("OHI"), from UPC (the "Acquisition"), with the result that Overnite will become a publicly-owned company and OHI will become a wholly-owned, direct subsidiary of Overnite; and

          WHEREAS, Overnite Transportation Company, a Virginia corporation ("OTC"), is a wholly-owned, direct subsidiary of OHI and immediately following the Acquisition will become a wholly-owned, indirect subsidiary of Overnite; and

          WHEREAS, UPC, through its Union Pacific Technologies Division ("UPT") and through its wholly-owned subsidiary, Union Pacific Railroad Company ("UPRR"), has provided and continues to provide to its subsidiaries, including OTC, certain data center services, including the services described herein; and

          WHEREAS, UPC and Overnite desire that UPC continue to provide such data center services following the Offering and Acquisition pursuant to the terms and conditions of this Agreement;

          NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

     1.   Data Center Services.  UPC, through UPT and UPRR, has provided and
          ---------------------
currently provides to OTC certain data center processing services in support of certain of OTC's business applications, which services are provided from UPRR's St. Louis, Missouri data center, with disaster recovery provided in UPRR's Omaha, Nebraska processing center, including the following services (collectively the "Data Center Services"):

          A.   Computer Systems Operations.  Usage and non-usage based services
               ----------------------------
for the current mainframe central processing unit ("CPU") and any successors, applications services, decision support services and associated support services, including but not limited to Direct Access Storage Devices ("DASD"), print, tape mounts, and overhead.

          B.   Mainframe Disaster Recovery Services.  Services to
               -------------------------------------
provide data redundancy and recovery of key business applications in the event of a disaster.

     2.   Continued Provision of Data Center Services.  UPC shall provide or
          --------------------------------------------
cause to be provided the Data Center Services to Overnite and its subsidiaries pursuant to the terms and conditions set forth herein. UPC shall provide Data Center Services of at least the same quality as the similar services that it has provided to OTC during the year prior to the Effective Date of this Agreement, and shall provide and perform the Data Center Services with at least the same degree of care, skill, and prudence that it exercises for its own operations. The availability of the systems used in provision of the Data Center Services, UPC's response times related to provision of the Data Center Services, and UPC's disaster recovery services related to the Data Center Services shall meet or exceed the standards to be agreed to between UPC and Overnite.

     3.   The EDGE Technology and the Work Product.  Intellectual property
          -----------------------------------------
rights in the EDGE Technology and the Work Product, as those terms are defined in the Development Staff Services Agreement, are set forth in the Development Staff Services Agreement dated the date hereof between the parties hereto (the "Development Services Agreement"). UPC shall maintain the EDGE Technology and the Work Product for a period of six (6) months after the term of this Agreement, or until it receives notice from Overnite to send the EDGE Technology and the Work Product to Overnite or to otherwise dispose of the EDGE Technology and the Work Product, whichever time period is shorter. At such time UPC shall comply with Overnite's and/or OTC's instructions relating thereto, subject to UPC's rights therein granted in Section 10 of the Development Staff Services Agreement.

     4.   Upgrades Related to Data Center Services.  UPC agrees to cooperate in
          -----------------------------------------
good faith with Overnite to plan and evaluate upgrades related to the Data Center Services described herein.

     5.  Initial Term; Optional Extension.  UPC shall provide the Data Center
         ---------------------------------
Services from the Effective Date through December 31, 1999. Overnite shall have the option to extend this Agreement and the provision of the Data Center Services hereunder, or portions thereof, through December 31, 2000 by providing UPC with written notice of such intent on or before June 30, 1999. In the event that Overnite does not exercise its option to extend, then this Agreement shall terminate on December 31, 1999. In the event that Overnite does exercise its option to extend, then this Agreement shall terminate on December 31, 2000. Notwithstanding the foregoing, Overnite shall have the option to assume the Mainframe Disaster Recovery Services at the end of the 1998 calendar year by so notifying UPC on or before September 1,

1998.

     6.   Liability and Indemnification.  Except as provided specifically in
          -----------------------------
this Agreement, UPC shall have no liability under this Agreement for damage or loss of any type suffered by Overnite or its subsidiaries or any third party as a result of the performance or non-performance of the services provided under this Agreement. Each party shall indemnify, defend and hold the other party harmless from and against all damages, losses and out-of-pocket expenses (including fees and disbursements of counsel) caused by or arising out of any willful breach or gross negligence by such indemnifying party in the performance or non-performance of any obligation or agreement contained herein or by the willful misconduct of such indemnifying party. In the event of a claim against UPC by a third party, Overnite shall indemnify, defend and hold UPC harmless from and against all damages, losses and out-of-pocket expenses (including fees and disbursements of counsel) caused by or arising out the performance or non-performance of any obligation or agreement contained herein except where caused by the willful breach, negligence, or willful misconduct of UPC.
Notwithstanding any other provision of this Agreement, UPC shall have no liability for the acts or omissions of any third party (other than a subsidiary of UPC) that provides services under this Agreement so long as UPC has not been grossly negligent in the selection of such third party. In the event Overnite believes UPC is not performing its obligations under this Agreement in accordance with the standards agreed upon by the parties, Overnite shall so notify UPC. UPC agrees to cooperate with Overnite to address performance issues and to bring UPC's performance into conformance with such standards.

     7.   Fees.  Overnite shall pay UPC for provision of the Data Center
          -----
Services as follows:
          A.   Usage Based Services.  Rates for 1998 for usage based services
               ---------------------
shall be at current rates. Rates thereafter shall be set pursuant to the agreement of the parties.
          B.   Non-Usage Based Services.  Rates for 1998 for non-usage based
               -------------------------
services shall be at current rates. Rates thereafter shall be set pursuant to the agreement of the parties.

     8.   Licenses and Permits.  Overnite, at Overnite's sole expense, shall be
          --------------------
responsible for obtaining all necessary software licenses and/or permits required for performance of Data Center Services as a result of the Offering and Acquisition and OTC's and Overnite's corporate status. UPC shall notify Overnite in the event that any third party vendors request additional licenses or fees associated with UPC providing Data Center Services to Overnite. Failure by Overnite to obtain any necessary licenses and/or permits will not give rise to a cause of action under this Agreement against UPC (including contract, tort or warranty). UPC will cooperate in good faith to assist Overnite with securing all necessary licenses and/or permits.

     9.   Billing and Payment.  Each month during the term of this Agreement and
          --------------------
in the first month after termination of this Agreement (or any extension thereof), UPC shall submit to Overnite an invoice containing the charges for the Data Center Services for the then current month, consisting of both estimated and actual charges, and containing a detailed statement, for the prior month, of all of the charges for Data Center Services. Overnite shall remit payment in full for the estimated charges, reflecting any adjustments for prior months' charges, by wire transfer of immediately available funds to an account designated by UPC, on or prior to the later of: (a) five (5) business days after receipt of such invoices, or (b) the end of the then current month. Overnite shall notify UPC of any dispute as to an invoiced amount and the basis therefor. In the event of a dispute as to the invoiced amount, Overnite shall pay all undisputed amounts but shall be entitled to withhold amounts in dispute. In the event of such a dispute, the parties agree to provide each other with records and information relating to such dispute and, without limiting their rights and remedies, to negotiate in good faith to attempt to resolve such dispute.

          Any late payment shall be subject to any costs of collection (including reasonable legal fees) and shall bear interest at the rate of one percent (1%) per month or a fraction thereof until paid. UPC shall not commence suit on collection of late payment prior to providing seven (7) days notice of its intent to commence suit to Overnite.

     10.  Multi-Century Compliance.  UPC represents that it is taking all
          ------------------------
reasonable steps in an effort to make each item of hardware, software and firmware created, modified, upgraded, revised, developed, or delivered hereunder, or equipment and products containing such hardware, software or firmware, accurately process date data (including without limitation calculating, comparing and sequencing), within, from, into and between centuries (including without limitation the twentieth and twenty-first centuries), including leap year calculations. UPC does not, by this Section, warrant that each item of hardware, software and firmware created, modified, upgraded, revised, developed, or delivered hereunder, or equipment and products containing such hardware, software or firmware are Year 2000 compliant.

     11.  Confidentiality.  For purposes hereof, "Confidential Information"
          ----------------
means any information, in any form or medium, which relates to any component of a party's business and which is not a matter of public record or generally known to the public, including, without limitation information relating to inventions; patent, trademark, and copyright applications; improvements;

know-how; specifications; drawings; cost and pricing data; process flow diagrams; customer and supplier lists; bills; ideas; concepts; financial information; plans, practices, and procedures; agreements, documents, or instruments involving the party; and any information or materials deemed or designated as confidential or proprietary by the party. Each party agrees that during and after the term of this Agreement (or any extension thereof), unless specifically authorized by the other party in a prior writing, it shall not, directly or indirectly, disclose the other party's Confidential Information to any person or entity, or use the other party's Confidential Information for its benefit. In the event that a party is requested or required to disclose the other party's Confidential Information in connection with any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process, that party will promptly notify the other party of the request or requirement so that the other party may seek an appropriate protective order. If, in the absence of a protective order, a party, on the advice of counsel, is compelled by any tribunal to disclose the other party's Confidential Information, that party shall use its best efforts to obtain an order or other assurance that confidential treatment will be accorded to such Confidential Information required to be disclosed. Promptly upon request, or upon termination of this Agreement for any reason, each party shall return to the other party or destroy, as requested by the other party, any materials in its possession or control that contain, embody, or reflect the other party's Confidential Information.

     12.  Assignment.  Neither party shall assign or transfer any of its rights
          -----------
or obligations under this Agreement except with obtaining the prior written consent of the other party, which consent may be withheld by such other party in its sole discretion. This Agreement shall be binding upon and shall inure to the benefit of the parties and their successors and permitted assigns. Notwithstanding any other provision in this Agreement, UPC shall not be prohibited from selling or divesting itself of UPT prior to the expiration of this Agreement, provided that, in such event, this Agreement, and all rights and obligations hereunder be assigned to and assumed by UPT and its affiliates.

     13.  Miscellaneous.
          --------------

          A.   Notices.  All notices and other communications hereunder shall be
               --------
in writing and shall be delivered in person, mailed, delivered by courier service, or sent by facsimile to the following:

               (i)  If to UPC:
                    ---------

                    Union Pacific Technologies
                    7930 Clayton Road
                    St. Louis, Missouri 63117-1368

                    Fax No. (314) 768-5886
                    ATTN:  President and CEO

                    With a copy to:
                    --------------

                    Union Pacific Corporation
                    1717 Main Street, Suite 5900
                    Dallas, Texas  75201
                    Fax No.:  (214) 743-5794
                    ATTN:  Vice President and Controller

                    Union Pacific Railroad Company
                    1416 Dodge Street
                    Omaha, Nebraska  68179-0001
                    Fax No.: (402) 271-6444
                    ATTN: Senior Vice President,
                    Information Technology

               (ii) If to Overnite:
                    --------------

                    Overnite Corporation
                    1000 Semmes Avenue
                    Richmond, Virginia  23224-2246
                    Fax No.:  (804) 231-8501
                    ATTN:  Senior Vice President and Chief
                           Financial Officer

or to such other addresses as either party may designate in writing. All notices or communications given by personal delivery, mail, or courier service shall be effective upon receipt if received during the recipient's normal business hours. Notice given by facsimile shall be effective upon receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day if not received during the recipient's normal business hours.

          B.   Governing Law.  This Agreement shall be governed
               --------------
by and construed in accordance with the laws of the State of Missouri, without giving effect to the principles of conflicts of laws thereof.

          C.   Counterparts.  This Agreement may be executed in any number of
               -------------
counterparts, each of which when so executed shall be deemed an original but all of which shall together constitute but one and the same instrument.

          D.   Headings.  The headings and captions set forth in this Agreement
               ---------
are for convenience of reference only and shall not affect the construction or interpretation hereof.

          E.   Severability.  The provisions of this Agreement are severable.
               -------------
Should any provision of this Agreement be void, voidable, or unenforceable, this shall not affect or invalidate any other provisions of this Agreement, which shall continue to govern the relative rights and obligations of the parties as though such void, voidable, or unenforceable provision were not a part hereof.

          F.   Entire Agreement; Modification; Waiver.  This Agreement
               ---------------------------------------
constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, with respect thereto. This Agreement may not be modified or amended except by a subsequent written instrument duly executed by both parties. No failure or delay by any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof. Nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power, or privilege.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date first written above.

                    UNION PACIFIC CORPORATION
                    By:________________________________________
                    Print Name:________________________________
                    Title:_____________________________________

                    OVERNITE CORPORATION
                    By:________________________________________
                    Print Name:________________________________
                    Title:_____________________________________

                 COMPUTER AND INFORMATION TECHNOLOGY AGREEMENT
                           TELECOMMUNICATION SERVICES
                           --------------------------

          THIS COMPUTER AND INFORMATION TECHNOLOGY AGREEMENT -TELECOMMUNICATION SERVICES (the "Agreement") is made and entered into as of the ____ day of August, 1998 (the "Effective Date"), by and between UNION PACIFIC CORPORATION, a Utah corporation ("UPC"), and OVERNITE CORPORATION, a Virginia corporation ("Overnite").

          WHEREAS, Overnite intends to issue and sell or cause to be issued and sold all of its outstanding common stock, through an initial public offering (the closing of which is hereafter referred to as the "Offering"); and

          WHEREAS, immediately following the Offering, Overnite intends to purchase all of the issued and outstanding common stock of Overnite Holding, Inc., a Delaware corporation ("OHI"), from UPC (the "Acquisition"), with the result that Overnite will become a publicly-owned company and OHI will become a wholly-owned, direct subsidiary of Overnite; and

          WHEREAS, Overnite Transportation Company, a Virginia corporation ("OTC"), is a wholly-owned, direct subsidiary of OHI and immediately following the Acquisition will become a wholly-owned, indirect subsidiary of Overnite; and

          WHEREAS, UPC has provided and continues to provide to its subsidiaries, including OTC, certain telecommunication services, including the services described herein; and

          WHEREAS, UPC and Overnite desire that UPC continue to provide such telecommunication services following the Offering and Acquisition pursuant to the terms and conditions of this Agreement;

          NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

          1.  Telecommunication Services.  UPC has provided and currently
              ---------------------------
provides through service agreements and contracts with major telecommunication providers certain voice and data communication services to OTC, including, but not limited to, inbound and outbound long distance services, calling card services, inbound 800 service, frame relay and other data networking services (collectively the "Telecommunication Services").

          2.  Continued Provision of Telecommunication Services.  UPC shall
              --------------------------------------------------
provide or cause to be provided the Telecommunication Services to Overnite and its subsidiaries pursuant to the terms and conditions set forth herein for the term specified in Section 3. UPC shall provide or cause to be provided the Telecommunication Services, and shall meet all terms and conditions of its current agreements with major telecommunication providers, to maintain service levels of at least the same nature and quality as the similar services that it has provided or caused to be provided to OTC during the year prior to the Effective Date of this Agreement, and UPC shall provide and perform or cause to be provided and performed the Telecommunication Services with at least the same degree of care, skill, and prudence that it exercises for its own operations. Overnite's volume obligations and other specific commitments shall be as agreed to by the parties.

          3.  Term.  Overnite and its subsidiaries will continue to purchase all
              -----
Telecommunication Services used by Overnite exclusively from and through UPC from the Effective Date through December 31, 2000. The Telecommunication Services will be provided through UPC in accordance with the applicable agreement or agreements, and any subsequent amendments thereto, between UPC and the major telecommunication services provider; provided, however, that any such proposed amendments which may affect the rights, obligations, or benefits of Overnite, including but not limited to costs, services, and duration of services, must be disclosed in advance to Overnite and can be implemented only if agreed to in advance by Overnite.

          4.  Fees.  Overnite will pay fees associated with the
              -----
Telecommunication Services directly to the major telecommunication services provider in accordance with the rate set forth in the applicable agreement or agreements between UPC and the major telecommunication provider.

          5.  Billing and Payment.  UPC and Overnite agree to transfer all
              --------------------
billing and order-related services related to the provision of Telecommunication Services to Overnite no later than November 30, 1998. Subsequent to such transfer, Overnite will deal directly with major telecommunication service providers on all matters regarding service orders, billing, and payment of charges related to Telecommunication Services. Prior to such transfer, each month and in the first month after such transfer, UPC shall submit to Overnite an invoice or invoices detailing, for the prior month, the fees for the Telecommunication Services. Overnite shall remit payment in full for such invoices, by wire transfer of immediately available funds to an account designated by UPC, on or prior to the later of: (a) five (5) business days after receipt of such invoices, or (b) the end of the then current month. Overnite shall notify UPC of any dispute as to an invoiced amount and the basis therefor. In the event of a dispute as to the invoiced amount, Overnite shall pay all undisputed amounts but shall be entitled to withhold amounts in dispute. In the event of such a dispute, the parties agree to provide each other with records and information relating to such dispute and, without limiting their rights and remedies, to negotiate in good faith to attempt to resolve such dispute.

          Any late payment shall be subject to any costs of collection (including reasonable legal fees) and shall bear interest at the rate of one percent (1%) per month or a fraction thereof until paid. UPC shall not commence suit in collection of late payment prior to providing seven (7) days notice of its intent to commence suit to Overnite.

          6.  Liability and Indemnification Provision.  Except as provided
              ---------------------------------------
specifically in the Agreement, UPC shall have no liability under this Agreement for damage or loss of any type suffered by Overnite or its subsidiaries or any third party as a result of the performance or non-performance of the services provided under this Agreement. Each party shall indemnify, defend and hold the other party harmless from and against all damages, losses and out-of-pocket expenses (including fees and disbursements of counsel) caused by or arising out of any willful breach or gross negligence by such indemnifying party in the performance or non-performance of any obligation or agreement contained herein or by the willful misconduct of such indemnifying party. In the event of a claim against UPC by a third party, Overnite shall indemnify, defend and hold UPC harmless from and against all damages, losses and out-of-pocket expenses (including fees and disbursements of counsel) caused by or arising out of the performance or non-performance of any obligation or agreement contained herein except where caused by the willful breach, negligence, or willful misconduct of UPC. Notwithstanding any other provision of this Agreement, UPC shall have no liability for the acts or omissions of any third party (other than a subsidiary of UPC) that provides services under this Agreement so long as UPC has not been grossly negligent in the selection of such third party. In the event Overnite believes UPC is not performing its obligations under this Agreement in accordance with the standards agreed upon by the parties, Overnite shall so notify UPC. UPC agrees to cooperate with Overnite to address performance issues and to bring UPC's performance into conformance with such standards.

          7.  Confidentiality.  For purposes hereof, "Confidential
              ----------------
Information" means any information, in any form or medium, which relates to any component of a party's business and which is not a matter of public record or generally known to the public, including, without limitation, information relating to inventions; patent, trademark, and copyright applications; improvements; know-how; specifications; drawings; cost and pricing data; process flow diagrams; customer and supplier lists; bills; ideas; concepts; financial information; plans, practices, and procedures; agreements, documents, or instruments involving the party; and any information or materials deemed or designated as confidential or proprietary by the party. Each party agrees that during and after the term of this Agreement (or any extension thereof), unless specifically authorized by the other party in a prior writing, it shall not, directly or indirectly, disclose the other party's Confidential Information to any person or entity, or use the other party's Confidential Information for its benefit. In the event that a party is requested or required to disclose the other party's Confidential Information in connection with any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process, that party will promptly notify the other party of the request or requirement so that the other party may seek an appropriate protective order. If, in the absence of a protective order, a party, on the advice of counsel, is compelled by any tribunal to disclose the other party's Confidential Information, that party shall use its best efforts to obtain an order or other assurance that confidential treatment will be accorded to such Confidential Information required to be disclosed. Promptly upon request, or upon termination of this Agreement for any reason, each party shall return to the other party or destroy, as requested by the other party, any materials in its possession or control that contain, embody, or reflect the other party's Confidential Information.

          8.  Assignment.  Neither party shall assign or transfer any of its
              -----------
rights or obligations under this Agreement except with the prior written consent of the other party, which consent may be withheld by such other party in its sole discretion. This Agreement shall be binding upon and shall inure to the benefit of the parties and their successors and permitted assigns.

          9.  Miscellaneous.
              -------------

          A.  Notices.  All notices and other communications hereunder shall be
              --------
in writing and shall be delivered in person, mailed, delivered by courier service, or sent by facsimile to the following:

               (i)  If to UPC:
                    ---------

                    Union Pacific Corporation
                    1717 Main Street, Suite 5900
                    Dallas, Texas  75201
                    Fax No.:  (214) 743-5794
                    ATTN:  Vice President and Controller

                    With a copy to:
                    --------------

                    Union Pacific Railroad Company
                    1416 Dodge Street
                    Omaha, Nebraska  68179-0001
                    Fax No.:  (402) 271-6444
                    ATTN:  Senior Vice President,
                           Information Technology


               (ii)  If to Overnite:
                     --------------

                     Overnite Corporation
                     1000 Semmes Avenue
                     Richmond, Virginia  23224-2246
                     Fax No.:  (804) 231-8501
                     ATTN:  Senior Vice President and Chief
                            Financial Officer

or to such other addresses as either party may designate in writing. All notices or communications given by personal delivery, mail, or courier service shall be effective upon receipt if received during the recipient's normal business hours. Notice given by facsimile shall be effective upon receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day if not received during the recipient's normal business hours.

          B.   Governing Law.  This Agreement shall be governed by and construed
               --------------
in accordance with the laws of the State of Missouri, without giving effect to the principles of conflicts of laws thereof.

          C.   Counterparts.  This Agreement may be executed in any number of
               -------------
counterparts, each of which when so executed shall be deemed an original but all of which shall together constitute but one and the same instrument.

          D.   Headings.  The headings and captions set forth in this Agreement
               ---------
are for convenience of reference only and shall not affect the construction or interpretation hereof.

          E.   Severability.  The provisions of this Agreement are severable.
               -------------
Should any provision of this Agreement be void, voidable, or unenforceable, this shall not affect or invalidate any other provisions of this Agreement, which shall continue to govern the relative rights and obligations of the parties as though such void, voidable, or unenforceable provision were not a part hereof.

          F.   Entire Agreement; Modification; Waiver.  This Agreement
               ---------------------------------------
constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, with respect thereto. This Agreement may not be modified or amended except by a subsequent written instrument duly executed by both parties. No failure or delay by any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof. Nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power, or privilege.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date first written above.

                    UNION PACIFIC CORPORATION

                    By:________________________________________

                    Print Name:________________________________

                    Title:_____________________________________

                    OVERNITE CORPORATION

                    By:________________________________________

                    Print Name:________________________________

                    Title:_____________________________________